Regulatory assets and liabilities	12 Months Ended
Dec. 31, 2011
Regulatory assets and liabilities
8.	Regulatory assets and liabilities

The Company’s regulated utility operating companies owned by Liberty Utilities are subject to regulation by the public utility commissions of the states in which they operate. The respective public utility commissions have jurisdiction with respect to rate, service, accounting procedures, issuance of securities, acquisitions and other matters. These utilities operate under cost-of-service regulation as administered by these state authorities. The Company’s regulated utility operating companies are accounted for under the principles of U.S. Financial Accounting Standards Board ASC Topic 980 Regulated Operations (“ASC 980”). Under ASC 980, regulatory assets and liabilities that would not be recorded under U.S. GAAP for non-regulated entities are recorded to the extent that they represent probable future revenues or expenses associated with certain charges or credits that will be recovered from or refunded to customers through the rate making process.

The utilities periodically file rate cases with their regulators. Rate cases seek to ensure that a particular facility has the opportunity to recover its operating costs and earn a fair and reasonable return on its capital investment as allowed by the regulatory authority under which the facility operates. Regulated utilities use a test year in the establishment of rates for the utility and pursuant to this method the determination of the rate of return on approved rate base and deemed capital structure, together with all reasonable and prudent costs, establishes the revenue requirement upon which each utility’s customer rates are determined.

Liberty Utilities monitors current and anticipated operating costs, capital investment and the rates of return in respect of each of its facility investments to determine the appropriate timing of a rate case filing in order to ensure it fully earns a rate of return on its investments. In the case of Liberty Utilities (West) and consistent with regulated utilities operating in California, the utility is required to make general rate case filings on a regular 3 year cycle. The utilities’ most recent rate case was settled in 2009. The rate case was filed in February 2012 for the prospective years of 2012-2013. The regulator allows for the use of a prospective test year in the establishment of rates for the utility. The regulator also allows the use of annual adjuster mechanisms to account for inflation to labor and other expenses over the three year period of the rate case filing. In addition, a utility’s rates include thresholds for capital expenditures, which once reached, can trigger adjustment mechanisms in between rate cases.

Energy Cost Adjustment Clause (“ECAC”)

A portion of the revenue of Liberty Utilities (West) consists of ECAC which is designed to recoup or refund power supply costs that are caused by the fluctuations in the price of fuel and purchased power. The ECAC allowed in California mitigates the impact of changes in fuel prices and stabilizes earnings by allowing for the recovery of fuel and purchased power costs by updating rates charged on an annual basis. The mechanism consists of a base rate and amortization rate. The actual power supply costs incurred are tracked and compared to the base rate power supply costs to ensure the cumulative variance does not exceed 5%. In the event that the cumulative variance exceeds 5%, the ECAC allows Calpeco to request an adjustment to approved rates, reducing the commodity risk associated with the purchase of power.

The Post Test Year Adjustment Mechanism (“PTAM”)

The PTAM allows Calpeco to update its rates annually by a cost inflation index. In addition, rates are allowed to be updated to recover the return on investment and associated depreciation of major capital projects.

Power Purchase Agreement (“PPA”)

Liberty Utilities (West) has entered into a five year all requirements PPA with NV Energy to provide its full electric needs at NV Energy’s “system average cost” rates. The PPA had an effective starting date of January 1, 2011 with a five year renewal option. The PPA obligates NV Energy to use commercially reasonable efforts to supply Liberty Utilities (West) with sufficient renewable power to satisfy the current 20% California Renewables Portfolio Standard requirement for the five-year term of the PPA. NV Energy’s deliveries under the PPA are structured in a manner which satisfies the CPUC resource adequacy (“RA”) requirements, and are designed to enable Liberty Utilities (West) to comply with the associated RA reporting requirements. Liberty Utilities (West) accounts for the PPA as an operating lease. The costs associated with the PPA are recoverable through the ECAC.

Regulatory assets and liabilities consist of the following:

	December 31, 2011	December 31, 2010
Regulatory assets:
Rate case costs (i)	$2,161	$2,164
Alternative revenue program (ii)	2,789	320
Water testing costs (iii)	79	—

Total regulatory assets	$5,029	$2,484
Less current regulatory assets	2,458	—

Non-current regulatory assets	$2,571	$2,484

Regulatory liabilities
Deferred energy costs (iv)	$6,708	$—
Cost of removal (v)	14,945	—

Total regulatory liabilities	$21,653	$—
Less current regulatory liabilities	2,469	—

Non-current regulatory liabilities	$19,184	$—

(i)	Rate case

The costs to file, prosecute and defend rate case applications are referred to as rate case costs and are generally recoverable, in whole or in part, as part of the rate case process over a prescribed period of time. Deferred rate case costs are those rate case costs the utility expects to receive prospective recovery through its rates approved by the regulators. Under ASC 980 these costs are capitalized and amortized over the period of rate recovery granted by the regulator. The Company does not earn a return on these amounts but gets recovery of these costs in rates over the periods prescribed by the regulator.

(ii)	Alternative revenue program

A rate decision by the regulator of one of Liberty Utilities (South)’s utilities has ordered a phase-in of the rate increases it has granted wherein the full rate increase will be phased in over a 12 month period. The phase-in also includes a surcharge mechanism that ensures the utility is not disadvantaged by the phase in of the new rates.

(iii)	Water testing costs

Water testing costs consist of certain expenses associated with some water testing costs ordered by the regulator. These costs are allowed to be recovered in rates in future periods. The regulatory asset associated with these costs is amortized over the period of rate recovery granted by the regulator. The Company does not earn a return on these amounts but gets recovery of these costs in rates over the periods prescribed by the regulator.

(iv)	Deferred energy cost

Certain state statutes permit regulated utilities to adopt deferred energy accounting procedures. The intent of these procedures is to ease the effect on customers of fluctuations in the cost of purchased gas, fuel and purchased power.

Under deferred energy accounting, to the extent actual fuel and purchased power costs exceed fuel and purchased power costs recoverable through current rates that excess is not recorded as a current expense on the consolidated statement of operations but rather is deferred and recorded as a regulatory asset on the balance sheet in accordance with the provisions of ASC 980. Conversely, a regulatory liability is recorded to the extent fuel and purchased power costs recoverable through current rates exceed actual fuel and purchased power costs. These excess amounts are reflected in adjustments to rates and recorded as revenue or expense in future time periods, subject to regulatory review. The Utilities also record and are eligible under the statute to recover a carrying charge on such deferred balances.

(v)	Cost of removal

The regulatory liability for cost of removal represents amounts that have been collected from ratepayers for costs that are expected to be incurred in the future to retire utility plant.

Future implications of discontinuing application of regulatory accounting

Liberty Utilities regularly assesses whether it can continue to apply regulatory accounting to its operations. In the event that the criteria no longer applied to a deregulated portion of the operations, the related regulatory assets and liabilities would be written off unless an appropriate regulatory mechanism is provided. Additionally, these factors could results in an impairment on utility assets.

Income statement impact of applying regulatory accounting

If Liberty Utilities had not applied regulatory accounting earnings would have been affected as follows:

	December 31, 2011	December 31, 2010
Liberty Utilities (South):

As a result of not recognizing the alternative revenue program in advance of the full rate increase being phased in rates, the rate case costs would have been expensed as incurred and revenue recognized would have been limited to the current phase of the phase-in plan.	$(1,825)	$(332)
Liberty Utilities (West):

Recognizing over-recovered purchased power costs net of capitalized rate-case that would have been expensed.	4,106	—

Total increase (decrease) in earnings	$2,281	$(332)